SOLVENTUM EMPLOYEE STOCK PURCHASE PLAN 1. INTRODUCTION On or about March 12, 2024, 3M Company (“3M”) will distribute to its stockholders, at least 80.1% of the outstanding shares of common stock of Solventum Corporation, a Delaware corporation, then owned by 3M (the “Spinoff”). As a result of the Spinoff, the Company will no longer be a wholly-owned subsidiary of 3M and will be a separate, publicly traded company. The Company hereby establishes the Solventum Employee Stock Purchase Plan. The purpose of the Plan is to encourage and enable Eligible Employees of the Company and its Participating Affiliates, through after-tax payroll deductions or periodic cash contributions, to acquire proprietary interests in the Company through the purchase and ownership of Shares. The Plan is intended to benefit the Company and its stockholders by (a) incentivizing Participants to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and profitability and that will benefit its stockholders and other important stakeholders and (b) encouraging Participants to remain in the employ of the Company or its Participating Affiliates. The Plan and the Options granted under the Plan are intended to satisfy the requirements for an “employee stock purchase plan” under Code Section 423. Notwithstanding the foregoing, the Company makes no undertaking to, nor representation that it will, maintain the qualified status of the Plan or any Options granted under the Plan. For purposes of the Plan, the Administrator may designate separate offerings under the Plan (the terms of which need not be identical) in which Eligible Employees of one or more Participating Affiliates will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each offering. In addition, the Company may grant Options under the Plan that do not satisfy the requirements for an “employee stock purchase plan” under Code Section 423 pursuant to the rules, procedures or sub-plans adopted by the Administrator, in its sole discretion, for certain Eligible Employees. 2. DEFINITIONS (a) “Account” shall mean a bookkeeping account established and maintained to record the amount of funds accumulated pursuant to the Plan with respect to a Participant for the purpose of purchasing Shares under the Plan. (b) “Administrator” shall mean the Committee. With reference to the powers or authority under the Plan that have been delegated to one or more officers or other designated individuals pursuant to Section 4(b), the term “Administrator” shall refer to such person(s) unless and until such delegation has been revoked. (c) “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, and the Exchange Act; (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether U.S. or non-U.S. federal, state or local; and (c) rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. (d) “Board” shall mean the Board of Directors of the Company. EXHIBIT 10.19

2 (e) “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended, and all regulations, guidance, compliance programs and other interpretative authority issued thereunder. (f) “Committee” shall mean the Talent Committee of the Board, or one or more committees or subcommittees of the Board, as the Board or Committee may designate, and which may include one or more Company directors or executive officers, to the extent Applicable Law permits. (g) “Common Stock” shall mean the common stock of the Company. (h) “Company” shall mean Solventum Corporation, a Delaware corporation, and any successor thereto. (i) “Custodian” shall mean the third-party administrator designated by the Administrator from time to time. (j) “Effective Date” shall mean March 12, 2024 (following the Plan’s adoption by the Board on March 12, 2024 and approval by the Company’s sole stockholder prior to the Spinoff on the same date). (k) “Eligible Compensation” shall mean, unless otherwise established by the Administrator prior to the start of an Offering Period, regular base pay (including any shift differentials, overtime and vacation pay), annual incentive compensation, and sales incentive compensation, in each case, received by the Participant from the Company or a Participating Affiliate during the Offering Period. By way of illustration, but not limitation, Eligible Compensation shall not include any sign-on bonus, hiring bonus, long-term incentive compensation (including any income realized upon exercise or settlement of any stock option, stock appreciation right, restricted stock unit, performance share or other stock-based award), short-term or long-term disability benefits, tuition reimbursements, expense reimbursements, relocation benefits, automobile allowances, amounts deferred under any nonqualified deferred compensation plan, amounts contributed to any Code Section 125 or 401(k) plan, or, to the extent applicable, its equivalent under the laws of a non-U.S. jurisdiction, or any other form of extra compensation. The Administrator shall have the discretion to determine the application of this definition to Participants. (l) “Eligible Employee” shall mean a natural person who has been an employee (including an officer) of the Company or a Participating Affiliate for such continuous period preceding such Offering Date as the Administrator may require, but in no event will the required period of continuous employment be equal to or greater than two years, provided, however, that unless the Board or the Committee provides otherwise, the following individuals shall not be eligible to participate under the Plan: (i) an employee who, after exercising his or her rights to purchase Shares under the Plan, would own (directly or by attribution pursuant to Code Section 424(d)) Shares (including shares that may be acquired under any outstanding Options) representing five percent (5%) or more of the total combined voting power of all classes of stock of the Company, (ii) an employee who is a citizen or resident of a non-U.S. jurisdiction (without regard to whether such employee is also a U.S. citizen or resident alien), if the grant of an Option under the Plan or an Offering Period to such employee is prohibited under the laws of such non-U.S. jurisdiction or compliance with the laws of such non-U.S. jurisdiction would cause the Plan or an Offering Period to violate the requirements of Code Section 423 (unless the Option is granted pursuant to a Non-423(b) Offering) and (iii) any other natural person whom the

3 Administrator determines to exclude from an offering designed to satisfy the requirements of Code Section 423 provided such exclusion is permitted by Code Section 423 and the regulations issued thereunder, as well as, to the extent applicable, the laws of a non-U.S. jurisdiction. Notwithstanding the foregoing, for purposes of a Non-423(b) Offering under the Plan, if any, the Administrator shall have the authority, in its sole discretion, to establish a different definition of Eligible Employee as it may deem advisable or necessary. (m) “Enrollment Form” shall mean the agreement(s) between the Company and an Eligible Employee, in such written, electronic or other format and/or pursuant to such written, electronic or other process as may be established by the Administrator from time to time, pursuant to which an Eligible Employee elects to participate in the Plan or to which a Participant elects to make changes with respect to the Participant’s participation as permitted by the Plan. (n) “Enrollment Period” shall mean that period of time prescribed by the Administrator, which shall conclude prior to the Offering Date, during which Eligible Employees may elect to participate in an Offering Period. The duration and timing of Enrollment Periods may be changed or modified by the Administrator from time to time. (o) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and all regulations, guidance and other interpretative authority issued thereunder. (p) “Fair Market Value” shall mean, as of any date, the value of a Share determined as follows: (i) if the Common Stock is listed on a Stock Exchange, the value of a Share will be the closing sales price for a Share as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Company deems reliable; (ii) if the Common Stock is not listed on a Stock Exchange but is quoted on a national market or other quotation system, the value of a Share will be the closing sales price for a Share on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) if the Common Stock is not listed on a Stock Exchange or quoted on a national market or other quotation system, the value of a Share will be established by the Administrator in its sole discretion. (q) “Holding Period” shall have the meaning set forth in Section 10(c)(i). (r) “Non-423(b) Offering” shall mean an offering under the Plan that is governed by rules, procedures or other terms that the Administrator adopts in accordance with the terms of the Plan and are not intended to satisfy the requirements of an offering under an “employee stock purchase plan” meeting the requirements of Code Section 423. (s) “Offering Date” shall mean the first day of any Offering Period under the Plan. (t) “Offering Period” shall mean the period determined by the Administrator pursuant to Section 7, which shall not exceed twenty-seven (27) months, during which payroll deductions or periodic cash contributions are accumulated for the purpose of purchasing Shares under the Plan. (u) “Option” shall mean the right granted to Participants to purchase Shares pursuant to an offering under the Plan.

4 (v) “Outstanding Election” shall mean a Participant’s then-current election to purchase Shares in an Offering Period, or that part of such an election which has not been cancelled (including any voluntary cancellation under Section 5 and deemed cancellation under Section 11) prior to the close of business on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the Purchase Period) or such other date as determined by the Administrator. (w) “Participating Affiliate” shall mean any Subsidiary designated by the Administrator from time to time, in its sole discretion, whose employees may participate in the Plan or in a specific Offering Period under the Plan, if such employees otherwise qualify as Eligible Employees. Notwithstanding the foregoing, if any Subsidiary is disregarded for U.S. federal income tax purposes in respect of the Company or any Participating Affiliate participating in an offering intended to qualify under Code Section 423, then such disregarded Subsidiary shall automatically be a Participating Affiliate participating in the offering intended to qualify under Code Section 423. If any Subsidiary is disregarded for U.S. federal income tax purposes in respect of any Participating Affiliate participating in a Non-423(b) Offering, the Administrator may exclude such Subsidiary from participating in the Plan, notwithstanding that the Participating Affiliate in respect of which such Subsidiary is disregarded may participate in the Plan. (x) “Participant” shall mean an Eligible Employee who has elected to participate in the Plan pursuant to Section 5. (y) “Plan” shall mean this Solventum Employee Stock Purchase Plan, as it may be amended from time to time. (z) “Purchase Period” shall mean the period during an Offering Period designated by the Administrator on the last Trading Day of which purchases of Shares are made under the Plan. An Offering Period may have one or more Purchase Periods. (aa) “Purchase Price” shall mean the purchase price of each Share purchased under the Plan; provided, however, that the Purchase Price shall not be less than eighty-five percent (85%) of the lesser of (i) the Fair Market Value of a Share on the Offering Date or (ii) the Fair Market Value of a Share on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, on the last Trading Day of the Purchase Period). (bb) “Securities Act” means the U.S. Securities Act of 1933, as amended, and all regulations, guidance and other interpretative authority issued thereunder. (cc) “Shares” means shares of Common Stock. (dd) “Stock Exchange” means the New York Stock Exchange, Nasdaq or another established national or regional stock exchange. (ee) “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other corporations in such chain or, in the case of a Non-423(b) Offering, any other entity in which the Company has a significant direct or indirect equity interest, as determined by the Administrator provided, however, that at any given time a

5 Subsidiary participating in an offering that is intended to qualify under Code Section 423 shall not be a Subsidiary participating in a Non-423(b) Offering. A corporation that attains the status of a Subsidiary on a date after the Effective Date shall be considered a Subsidiary commencing as of such date. (ff) “Tax-Related Items” means any U.S. federal, state, and/or local taxes and/or any non-U.S. taxes (including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax-related items arising in relation to the Participant’s participation in the Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to Applicable Laws or an agreement entered into under the Plan. (gg) “Termination of Employment” shall mean, with respect to a Participant, a cessation of the employee-employer relationship between the Participant and the Company or a Participating Affiliate for any reason, as well as the occurrences that would constitute termination of employment at law, (i) including, without limitation, (A) a voluntary or involuntary termination of employment by resignation, discharge, dismissal, redundancy, expiry of fixed- term contract, death, disability or retirement, (B) the disaffiliation of the Participating Affiliate employing the Participant, (C) unless otherwise determined or provided by the Administrator, a transfer of employment to a Subsidiary that is not a Participating Affiliate and (D) a termination of employment where the individual continues to provide services to the Company or a Participating Affiliate in a non-employee role, but (ii) excluding, without limitation, (A) any such termination of employment where there is a simultaneous reemployment of the Participant by the Company or a Participating Affiliate and (B) any bona fide leave of absence that is either approved by the Company or a Participating Affiliate or otherwise protected under Applicable Law, such as family leave, medical leave, personal leave, military leave or such other leave that meets the requirements of Treasury Regulations Section 1.421-1(h)(2) or, to the extent applicable, its equivalent under the laws of a non-U.S. jurisdiction; provided, however, where the period of leave exceeds three (3) months and the employee’s right to reemployment is not guaranteed either by statute or by contract, the employee-employer relationship will be deemed to have terminated on the first day immediately following such three (3)-month period. (hh) “Trading Day” means any day on which the Stock Exchange on which the Shares are listed is open for trading, provided further, to the extent the Shares are listed on more than one such exchange or market, such exchange or market selected by the Administrator. 3. SHARES SUBJECT TO THE PLAN (a) Share Reserve. Subject to adjustment as provided in Section 12, the maximum number of Shares that may be issued pursuant to Options granted under the Plan (including any Non-423(b) Offering established hereunder) is four million (4,000,000) shares. The Shares reserved for issuance under the Plan may be authorized but unissued shares, treasury shares or shares purchased on the open market.

6 (b) Participation Adjustment as a Result of the Share Reserve. If the Administrator determines that the total number of Shares remaining available under the Plan is insufficient to permit the number of Shares to be purchased by all Participants on the last Trading Day of an Offering Period (or if an Offering Period has multiple Purchase Periods, on the last Trading Day of a Purchase Period) pursuant to Section 9, the Administrator shall make a participation adjustment, where the number of Shares purchasable by all Participants shall be reduced proportionately in as uniform and equitable a manner as is reasonably practicable, as determined in the Administrator’s sole discretion. After such adjustment, the Administrator shall refund in cash all affected Participants’ Account balances for such Offering Period which have not been used for the purchase of Shares as soon as practicable thereafter. (c) Applicable Law Limitations on the Share Reserve. If the Administrator determines as of the last Trading Day of an Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of a Purchase Period) either (i) an effective registration statement pursuant to the Securities Act does not cover some or all of the Shares to be purchased by Participants or (ii) that the Plan is not in material compliance with Applicable Law, in each case the Administrator will have the authority to, without the Participants’ consent, terminate any outstanding Offering Period and the Options granted thereunder and refund in cash all affected Participants’ Account balances for such Offering Period as soon as practicable thereafter without interest. 4. ADMINISTRATION (a) Generally. The Plan shall be administered under the direction of the Administrator. Subject to the express provisions of the Plan, the Administrator shall have full authority, in its sole discretion, to take any actions it deems necessary or advisable for the administration of the Plan, including, without limitation: (i) Interpreting and construing the Plan and Options granted under the Plan; (ii) Prescribing, adopting, amending, waiving and rescinding rules and regulations it deems appropriate to implement the Plan, including amending any outstanding Option, as it may deem advisable or necessary to comply with Applicable Law; (iii) Correcting any defect or supplying any omission or reconciling any inconsistency in the Plan or Options granted under the Plan and making all other decisions relating to the operation of the Plan; (iv) Establishing the timing and length of Offering Periods and Purchase Periods; (v) Establishing minimum and maximum contribution rates; (vi) Establishing new or changing existing limits on the number of Shares a Participant may elect to purchase with respect to any Offering Period, if such limits are announced prior to the first Offering Period to be affected; (vii) Adopting such rules, procedures or sub-plans as may be deemed advisable or necessary to accommodate the laws of countries other than the United States, to allow for tax-preferred treatment of the Options or otherwise to provide for the participation by Eligible Employees who reside outside of the United States, including determining which Eligible Employees or Participating Affiliates shall

7 participate in a Non-423(b) Offering or sub-plans established by the Administrator; (viii) Establishing the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars and permitting payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the processing of properly completed Enrollment Forms; and (ix) Furnishing to the Custodian such information as the Custodian may require. The Administrator’s determinations under the Plan shall be final, binding and conclusive upon all persons. (b) Delegation of Authority. To the extent Applicable Law permits, the Board or any Committee may delegate any or all of its powers under the Plan to one or more Committees, officers or other designated bodies or designated individuals of the Company or any of its Subsidiaries. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation or that are otherwise included in the applicable organizational documents of the Company, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 4(b) shall serve in such capacity at the pleasure of the Board or the Committee, as applicable, and the Board or the Committee may abolish any Committee to which authority has been delegated at any time and re-vest in itself any previously delegated authority. (c) Custodian. If the Administrator designates a Custodian for the Plan, the Custodian shall act as custodian under the Plan and shall perform such duties as requested by the Administrator in accordance with any agreement between the Company and the Custodian. The Custodian shall establish and maintain, as agent for each Participant, an Account and any subaccounts as may be necessary or desirable for the administration of the Plan. (d) No Liability. None of the Board, any committee of the Board, any Custodian or any of their agents or designees shall be liable to any person (i) for any act, failure to act or determination made in good faith with respect to the Plan or Options granted under the Plan or (ii) for any tax (including any interest and penalties) by reason of the failure of the Plan, an Option or an Offering Period to satisfy the requirements of Code Section 423, the failure of the Participant to satisfy the requirements of Code Section 423 or as otherwise asserted with respect to the Plan, Options granted under the Plan or Shares purchased or deemed purchased under the Plan. 5. PARTICIPATION IN THE PLAN AND IN AN OFFERING PERIOD (a) Generally. An Eligible Employee may become a Participant for an Offering Period under the Plan by completing the prescribed Enrollment Form and submitting such Enrollment Form to the Company (or the Company’s designee) in the format, pursuant to the process and during the applicable Enrollment Period prescribed by the Administrator. If properly completed and timely submitted, the Enrollment Form will become effective for the first Offering Period following submission of the Enrollment Form and all subsequent Offering Periods as provided by Section 5(b) until (i) it is terminated in accordance with Section 11, (ii) it is modified by filing another Enrollment Form in accordance with this Section 5(a) (including an election made to

8 cease payroll deductions or periodic cash contributions in accordance with Section 6(c)) or (iii) the Participant becomes ineligible to participate in the Plan or in a subsequent Offering Period. (b) Automatic Re-Enrollment. Following the end of each Offering Period, each Participant shall automatically be re-enrolled in the next Offering Period at the applicable rate of payroll deductions or periodic cash contributions in effect on the last Trading Day of the prior Offering Period or otherwise as provided under Section 6, unless (i) the Participant has experienced a Termination of Employment or (ii) the Participant is otherwise ineligible to participate in the Plan or in the next Offering Period. Notwithstanding the foregoing, the Administrator may require current Participants to complete and submit a new Enrollment Form at any time it deems necessary or desirable to facilitate Plan administration or for any other reason. 6. PAYROLL DEDUCTIONS OR PERIODIC CASH CONTRIBUTIONS (a) Generally. Each Participant’s Enrollment Form shall include a payroll deduction authorization pursuant to which he or she shall elect to have up to a designated percentage or a maximum dollar amount, as designated by the Administrator, credited to the Participant’s Account for the purchase of Shares pursuant to the offering; provided, however, that in no event shall a Participant’s payroll deduction authorization (whether expressed as a percentage or a maximum dollar amount) exceed 15% of his or her Eligible Compensation. The Administrator shall also have the authority, but not the obligation, to permit a Participant to elect to make periodic cash contributions, in lieu of payroll deductions, for the purchase of Shares pursuant to the offering. Notwithstanding the foregoing, if Applicable Law prohibits payroll deductions, a Participant may elect to participate in an Offering Period through contributions to his or her Account in a format and pursuant to a process acceptable to the Administrator. In such event, any such Participant shall be deemed to participate in a Non-423 Offering under the Plan, unless the Administrator otherwise expressly provides. (b) Insufficiency of Contributions. Subject to Section 6(e), if in any payroll period a Participant has no pay or his or her pay is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her payroll deduction election, then subject to Applicable Law, (i) the payroll deduction election for such payroll period shall be reduced to the amount of pay remaining, if any, after all other authorized deductions and (ii) the percentage or dollar amount of Eligible Compensation shall be deemed to have been reduced by the amount of the reduction in the payroll deduction election for such payroll period. Deductions of the full amount originally elected by the Participant will recommence as soon as his or her pay is sufficient to permit such payroll deductions; provided, however, no additional amounts shall be deducted to satisfy the Outstanding Election. If the Administrator authorizes a Participant to elect to make periodic cash contributions in lieu of payroll deductions, the failure of a Participant to make any such contributions shall reduce, to the extent of the deficiency in such payments, the number of Shares purchasable under the Plan by the Participant. (c) Cessation after Offering Date. A Participant may cease his or her payroll deductions or periodic cash contributions during an Offering Period by properly completing and timely submitting a new Enrollment Form to the Company (or the Company’s designee), in the format and pursuant to the process as prescribed by the Administrator, at any time prior to the last day of such Offering Period (or if an Offering Period has multiple Purchase Periods, the last day of such Purchase Period). Any such cessation in payroll deductions or periodic cash contributions shall be effective as soon as administratively practicable thereafter and shall remain in effect for successive Offering Periods as provided in Section 5(b) unless the

9 Participant submits a new Enrollment Form for a later Offering Period in accordance with Section 5(a). A Participant may only increase his or her rate of payroll deductions or periodic cash contributions in accordance with Section 6(d). (d) Modification Prior to Offering Date. The Administrator shall have the authority, but not the obligation, to permit a Participant to elect to increase or decrease his or her rate of payroll deductions or periodic cash contributions as often as the Administrator may establish, with such election(s), if applicable, to take effect on the Offering Date of the Offering Period (or if an Offering Period has multiple Purchase Periods, during each Purchase Period of such Offering Period) following submission of the Enrollment Form, by properly completing and timely submitting a new Enrollment Form in accordance with Section 5(a) and in accordance with the procedures established by the Administrator for such election(s). 7. OFFERING PERIODS AND PURCHASE PERIODS; PURCHASE PRICE (a) The Administrator shall determine from time to time, in its sole discretion, the Offering Periods and Purchase Periods under the Plan. Each Offering Period shall consist of one or more Purchase Periods, as determined by the Administrator. (b) The Administrator shall determine from time to time, in its sole discretion, the Purchase Price of each Share for an Offering Period. Unless otherwise established by the Administrator prior to the start of an Offering Period, the Purchase Price shall be the lesser of eighty-five percent (85%) of the lesser of (i) the Fair Market Value of a Share on the Offering Date or (ii) the Fair Market Value of a Share on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, on the last Trading Day of the Purchase Period). 8. GRANT OF OPTION (a) Grant of Option. On each Offering Date, each Participant in such Offering Period shall automatically be granted an Option to purchase as many whole or, provided the Participant purchases at least one whole Share and the Administrator permits fractional Share purchases, fractional Shares as the Participant will be able to purchase with the payroll deductions or periodic cash contributions credited to the Participant’s Account during the applicable Offering Period. (b) 5% Owner Limit. Notwithstanding any provisions of the Plan to the contrary, no Participant shall be granted an Option to purchase Shares under the Plan if such Participant (or any other person whose Shares would be attributed to such Participant pursuant to Code Section 424(d)), immediately after such Option is granted, would own or hold Options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries. (c) Other Limitation. The Administrator may determine, as to any Offering Period, that the offering shall not be extended to “highly compensated employees” within the meaning of Code Section 414(q). 9. PURCHASE OF SHARES OF STOCK; PURCHASE LIMITATIONS (a) Purchase. Unless the Participant’s participation in the Plan has otherwise been terminated as provided in Section 11, such Participant will be deemed to have automatically

10 exercised his or her Option to purchase Shares on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the Purchase Period) for the maximum number of Shares that may be purchased at the Purchase Price with the Participant’s Account balance at that time; provided, however, the number of Shares purchased is subject to adjustment by Section 3, this Section 9 and Section 12. The Administrator shall cause the amount credited to each Participant’s Account to be applied to such purchase, and the amount applied to purchase Shares pursuant to an Option shall be deducted from the applicable Participant’s Account. (b) Limit on Number of Shares Purchased. Notwithstanding Section 8(a) or Section 9(a), in connection with each Offering Period under the Plan, the Administrator may specify (i) a maximum number of Shares that may be purchased by any Participant during such Offering Period (or, if an Offering Period has multiple Purchase Periods, during each Purchase Period of such Offering Period) and/or (ii) a maximum aggregate number of Shares that may be purchased by all Participants during such Offering Period (or if an Offering Period has multiple Purchase Periods, during each Purchase Period of such Offering Period). (c) Limit on Value of Shares Purchased. Notwithstanding any provisions of the Plan to the contrary, excluding Options granted pursuant to any Non-423(b) Offering, no Participant shall be granted an Option to purchase Shares under the Plan which permits the Participant’s rights to purchase shares under all “employee stock purchase plans” (described in Code Section 423) of the Company and its Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such Shares (determined at the time such Options are granted) for each calendar year in which such Options are outstanding at any time. The portion of a Participant’s Account balance in excess of this limit shall be refunded to the Participant. (d) No Fractional Shares. Notwithstanding any provisions of the Plan to the contrary, no Participant may exercise an Option to purchase less than a total of one whole Share, and any Option to purchase less than a total of one whole Share shall be automatically terminated on the last Trading Day of the Offering Period (or if an Offering Period has multiple Purchase Periods, the last Trading Day of the Purchase Period). Unless the Participant’s participation in the Plan has otherwise been terminated as provided in Section 11, the portion of a Participant’s Account balance remaining as a result of a Participant’s inability to exercise an Option to purchase less than a total of one whole Share shall be refunded to the Participant. 10. STOCK ISSUANCE; STOCKHOLDER RIGHTS; AND SALES OF PLAN SHARES (a) Share Issuance and Account Statements. Shares purchased under the Plan will be held by the Custodian. The Custodian may hold the Shares purchased under the Plan by book entry or in the form of stock certificates in nominee names and may commingle shares held in its custody in a single account without identification as to individual Participants. The Company shall cause the Custodian to deliver to each Participant a statement for each Offering Period during which the Participant purchases Shares under the Plan, which statement shall reflect, for each such Participant, (i) the amount of payroll deductions withheld or periodic cash contributions made during the Offering Period, (ii) the number of Shares purchased, (iii) the Purchase Price of the Shares purchased and (iv) the total number of Shares held by the Custodian for the Participant as of the end of the Offering Period. The statements required pursuant to this section may be in such written or electronic format as may be established by the Administrator from time to time

11 (b) Stockholder Rights. A Participant shall not be a stockholder or have any rights as a stockholder with respect to Shares subject to the Participant’s Options under the Plan until the Shares are purchased pursuant to the Options and such Shares are transferred into the Participant’s name on the Company’s books and records. No adjustment will be made for dividends or other rights for which the record date is prior to such time. Following a purchase of Shares under the Plan and transfer of such Shares into the Participant’s name on the Company’s books and records, a Participant shall become a stockholder with respect to the Shares purchased during such Offering Period (or, if applicable, Purchase Period) and, except as otherwise provided in Section 10(c), shall thereupon have all dividend, voting and other ownership rights incident thereto. (c) Sales of Plan Shares. The Administrator shall have the right to require any or all of the following with respect to Shares purchased under the Plan: (i) that a Participant may not request that all or part of the Shares be reissued in the Participant’s own name and shares be delivered to the Participant until two (2) years (or such shorter period of time as the Administrator may designate) have elapsed since the Offering Date of the Offering Period in which the Shares were purchased and one (1) year (or such shorter period of time as the Administrator may designate) has elapsed since the day the Shares were purchased (the “Holding Period”); (ii) that all sales of Shares during the Holding Period applicable to such purchased Shares be performed through a licensed broker acceptable to the Company; and (iii) that Participants abstain from selling or otherwise transferring Shares purchased pursuant to the Plan for a period lasting up to two (2) years from the date the Shares were purchased pursuant to the Plan. 11. DEEMED CANCELLATION OR TERMINATION OF PARTICIPATION (a) Termination of Employment. In the event a Participant who holds outstanding Options to purchase Shares under the Plan experiences a Termination of Employment for any reason prior to the last Trading Day of the Offering Period, the Participant’s outstanding Options to purchase Shares under the Plan shall automatically terminate, and the Administrator shall refund in cash the Participant’s Account balance as soon as practicable thereafter. (b) Other Termination of Participation. If a Participant ceases to be eligible to participate in the Plan for any reason, the Administrator shall refund in cash the affected Participant’s Account balance as soon as practicable thereafter. Once terminated, participation may not be reinstated for the then-current Offering Period, but, if otherwise eligible, the Eligible Employee may elect to participate in a subsequent Offering Period in accordance with Section 5. 12. CHANGES IN CAPITALIZATION (a) Changes in Shares. If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of shares, exchange of shares, stock dividend, other distribution payable in capital stock or other increase or decrease in such shares effected

12 without receipt of consideration by the Company occurring after the Effective Date, the number and kind of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be similarly adjusted so that the proportionate interest of a Participant immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Purchase Price payable by a Participant with respect to shares subject to such Options but shall include a corresponding proportionate adjustment in the Purchase Price per share. Notwithstanding the foregoing, in the event of a spin-off or extraordinary dividend that results in no change in the number of outstanding Shares, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares for which Options are outstanding under the Plan and (ii) the Purchase Price per share. (b) Reorganization in Which the Company Is the Surviving Corporation. Subject to Section 12(c), if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding Options under the Plan shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Options would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such Options immediately prior to such reorganization, merger or consolidation. (c) Reorganization in Which the Company Is Not the Surviving Corporation, Sale of Assets or Shares and Other Corporate Transactions. Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation or upon any transaction (including, without limitation, a merger, consolidation or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than fifty percent (50%) of the combined voting power of all classes of stock of the Company, the Plan and all Options outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the Options theretofore granted or for the substitution for such Option of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and purchase prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period shall be deemed to have ended on the last Trading Day prior to such termination (unless the Administrator determines, in its sole discretion, that such ending date is impractical for administrative purposes and sets a different last day of the Offering Period) and, in accordance with Section 9, the Options of each Participant then outstanding shall be deemed to be automatically exercised on such last Trading Day. The Administrator shall send written notice of an event that will result in such a termination to all Participants at least five (5) days prior to the date upon which the Plan will be terminated. (d) Adjustments. Adjustments under this Section 12 related to stock or securities of the Company shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Furthermore, notwithstanding anything to the contrary under this Section 12 and in accordance with Applicable Law, in the event of a change in stock or a corporate transaction described in this Section 12, the Administrator shall have the right to

13 shorten any Offering Period then in progress and establish a new last Trading Day of the Purchase Period for such Offering Period (the “Earlier Purchase Date”). Any such Earlier Purchase Date shall occur before the effective date of the applicable change in stock or corporate transaction. In addition, the Administrator shall notify each Participant in writing, at least five (5) business days prior to the Earlier Purchase Date, that the purchase date for the Participant’s Option has been changed to the Earlier Purchase Date and that the Participant’s Option shall be exercised automatically on the Earlier Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 6(c) or the Participant has ceased to be an Eligible Employee as provided in Section 11. (e) No Limitations on Company. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to (i) make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or (ii) to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets. 13. TERM; AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN (a) Term. The Plan shall be effective as of the Effective Date. The Plan shall terminate on the first to occur of (i) the date on which all Shares reserved for issuance under the Plan pursuant to Section 3 have been issued, (ii) the date determined in accordance with Section 12 and (iii) the date determined in accordance with Section 13(b). (b) Amendment, Suspension and Termination of the Plan. The Administrator may, at any time and from time to time, amend, suspend or terminate the Plan or an Offering Period under the Plan; provided, however, that no amendment, suspension or termination shall, without the consent of the Participant, impair any rights of a Participant that have vested at the time of such amendment, suspension or termination. Without approval of the Board and the stockholders of the Company, no amendment shall be made (i) increasing the number of shares reserved for issuance under the Plan pursuant to Section 3 (except as provided in Section 12) or (ii) changing the eligibility requirements for participating in the Plan. 14. GENERAL PROVISIONS (a) Taxes. At the time a Participant’s Option is exercised, in whole or in part, or at the time a Participant disposes of some or all of the Shares acquired under the Plan, or at the time of any other taxable event, the Participant will make adequate provision for any Tax- Related Items. In their sole discretion, the Company or the Participating Affiliate that employs the Participant may satisfy any obligation to withhold Tax-Related Items by (a) withholding from the Participant’s wages or other compensation, (b) withholding a sufficient whole number of Shares otherwise issuable following purchase having an aggregate fair market value sufficient to pay the Tax-Related Items required to be withheld with respect to the Shares, (c) withholding from proceeds from the sale of Shares issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Company, (d) requiring the Participant to make a cash payment to the Company or another Participating Affiliate equal to the amount of the Tax- Related Items, or (e) any other method permitted under Applicable Law. (b) Options Not Transferable or Assignable. A Participant’s Options under the Plan may not be sold, pledged, assigned or transferred in any manner, whether voluntarily, by operation of law or otherwise. If a Participant sells, pledges, assigns or transfers his or her Options in violation of this Section 14(b), such Options shall immediately terminate, and the Participant shall, as soon as reasonably practicable, receive a refund of the amount then

14 credited to the Participant’s Account. Any payment of cash or issuance of Shares under the Plan may be made only to the Participant (or, in the event of the Participant’s death, to the Participant’s estate or, if the Administrator permits a beneficiary designation and such designation is valid under Applicable Law, the beneficiary or beneficiaries most recently designated by the Participant prior to his or her death). During a Participant’s lifetime, only such Participant may exercise his or her Options under the Plan. (c) No Right to Continued Employment. Neither the Plan nor any Option to purchase Shares under the Plan confers upon any Eligible Employee or Participant any right to continued employment with the Company or any of its Subsidiaries, nor will a Participant’s participation in the Plan restrict or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the Participant’s employment at any time. (d) No Interest on Payments. No interest shall be paid on sums withheld from a Participant’s pay or otherwise contributed for the purchase of Shares under the Plan unless otherwise determined necessary by the Administrator or required by Applicable Law. (e) Governmental Regulation. The Company’s obligation to issue, sell and deliver Shares pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such Shares. (f) Rule 16b-3. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Exchange Act. If any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void to the extent permitted by Applicable Law and deemed advisable by the Board or Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated in the Plan, such provision (other than one relating to eligibility requirements or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan. (g) Payment of Plan Expenses. The Company shall bear all costs of administering and carrying out the Plan. (h) Application of Funds. All funds received or held by the Company or a Participating Affiliate under the Plan may be commingled with the general funds of the Company and its Subsidiaries and used for any corporate purpose until applied to the purchase of Shares and/or refunded to Participants. (i) Governing Law. The validity and construction of the Plan and the Options granted hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware (other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the Options granted under the Plan to the substantive laws of any other jurisdiction), except to the extent superseded by applicable U.S. federal laws.